Financial Instruments	12 Months Ended
Dec. 31, 2023
Disclosure of detailed information about financial instruments [abstract]
Financial Instruments
NOTE 30. FINANCIAL INSTRUMENTS
Designation and Valuation of Financial Instruments
The Company has designated ifs financial instruments as follows:

December 31, 2023	Carrying value	Estimated fair value

Financial Assets

Cash and cash equivalents	$ 126,089	$126,089

Short-term investments	14,425	14,425

Derivative instruments in designated hedge accounting relationships	594	594

Loans and receivables:

Accounts receivable	525,854	525,854

Financial Liabilities

Derivative instruments in designated hedge accounting relationships	1,019	1,019

Other financial liabilities:

Accounts payable and accrued liabilities	561,120	561,120

Other current liabilities	7,936	7,936

Long-term debt – Revolving Credit Facility	314,705	314,705

Long-term debt – Term Loan	171,938	171,938

Long-term debt – Notes	826,625	823,198

Other long-term liabilities	18,070	18,070

December 31, 2022	Carrying value	Estimated fair value

Financial Assets

Cash and cash equivalents	$253,776	$253,776

Derivative instruments in designated hedge accounting relationships	901	901

Loans and receivables:

Accounts receivable	455,841	455,841

Preferred shares receivable	27,954	28,702

Financial Liabilities

Derivative instruments in designated hedge accounting relationships	977	977

Other financial liabilities:

Accounts payable and accrued liabilities	628,086	628,086

Long-term debt – Revolving Credit Facility	459,202	459,202

Long-term debt – Term Loan	203,160	203,160

Long-term debt – Notes	846,500	869,288

Other long-term liabilities	21,757	21,757
Designation and Valuation of Financial Instruments
The following table presents information about the Company’s financial assets and financial liabilities measured at fair value on a recurring basis as at December 31, 2023 and indicates the fair value hierarchy of the valuation techniques used to determine such fair value. During the year ended December 31, 2023, there were no transfers between Level 1 and Level 2 fair value measurements.

Fair values are determined using quoted market prices that are observable for the asset or liability, either directly or indirectly. Fair values determined using inputs including forward market rates and credit spreads that are readily observable and reliable, or for which unobservable inputs are determined not to be significant to the fair value, are categorized as Level 2. If there is no active market, fair value is established using valuation techniques, including discounted cash flow models. The inputs to these models are taken from observable market data where possible, including recent arm’s-length
market transactions, and comparisons to the current fair value of similar instruments. Where this is not feasible, inputs such as liquidity risk, credit risk, and volatility are used.

	Carrying value	Fair Value
		Level 1	Level 2	Level 3
Financial Assets
Short-term investments	$14,425	$-	$14,425	$-
Derivative financial instruments	594	-	594	-

Financial Liabilities
Derivative financial instruments	$1,019	$-	$1,019	$-
Long-term debt – Notes	826,625	-	823,198	-
Cash and cash equivalents, short-term investments, accounts receivable, accounts payable and accrued liabilities, other current liabilities, and other liabilities are reported at amounts approximating their fair values on the consolidated statement of financial position. The fair values approximate the carrying values for these instruments due to their short-term nature.
The fair value of derivative financial instruments is measured using the discounted value of the difference between the contract’s value at maturity based on the contracted foreign exchange rate and the contract’s value at maturity based on prevailing exchange rates. The Company’s credit risk is also taken into consideration in determining fair value.
Long-term debt associated with the Company’s Notes is recorded at amortized cost using the effective interest rate method. Transaction costs associated with the debt were deducted from the debt and are being recognized using the effective interest rate method over the life of the related debt. The fair value of these Notes, determined on a discounted cash flow basis using a weighted average discount rate of 9.0 percent, was $823 million at December 31, 2023.
Preferred Shares
The Company previously held preferred shares that were initially recorded at fair value, subsequently measured at amortized cost and recognized as long-term receivables in Other assets. During the first quarter of 2023, the Company redeemed these preferred shares and recognized a gain in excess of the carrying value, which is included in the consolidated statements of loss. The carrying value and estimated fair value of the preferred shares at December 31, 2022 was $28 million and $29 million, respectively.
Derivative Financial Instruments and Hedge Accounting
Foreign exchange contracts are transacted with financial institutions to hedge foreign currency denominated obligations and cash receipts related to purchases of inventory and sales of products.
The following table summarizes the Company’s commitments to buy and sell foreign currencies as at December 31, 2023:

		Notional amount	Maturity
Canadian Dollar Denominated Contracts
Purchase contracts	USD	$ 30,780	January 2024 –December 2024
Sales contracts	USD	(21,321)	January 2024 –November 2024
Management estimates that a loss of less than $1 million would be realized if the contracts were terminated on December 31, 2023. Certain of these forward contracts are designated as cash flow hedges and accordingly, a loss of less than $1 million has been included in other comprehensive income for the year ended December 31, 2023 (December 31, 2022 – gain of less than $1 million). These losses are not expected to affect net earnings as the losses will be reclassified to net earnings and will offset losses recorded on the underlying hedged items, namely foreign currency denominated accounts payable and accounts receivable. The amount removed from other comprehensive income during the year and included in the carrying amount of the hedged items for the year ended December 31, 2023, was a gain of less than $1 million (December 31, 2022 – loss of less than $1 million).
All hedging relationships are formally documented, including the risk management objective and strategy. On an on-going
basis, an assessment is made as to whether the designated derivative financial instruments continue to be effective in offsetting changes in cash flows of the hedged transactions.
Risks Arising from Financial Instruments and Risk Management
In the normal course of business, the Company is exposed to financial risks that may potentially impact its operating results in any or all of its business segments. The Company employs risk management strategies with a view to mitigating these risks on a cost-effective basis. Derivative financial agreements are used to manage exposure to fluctuations in exchange rates and interest rates. The Company does not enter into derivative financial agreements for speculative purposes.
Foreign Currency Translation Exposure
In the normal course of operations, the Company is exposed to movements in the U.S. dollar, the Australian dollar, and the Brazilian real. In addition, Enerflex has significant international exposure through export from its Canadian operations, as well as a number of foreign subsidiaries, the most significant of which are located in the United States, Argentina, Brazil, Colombia, Mexico, Bahrain, Oman, the UAE, and Australia.
The types of foreign exchange risk and the Company’s related risk management strategies are as follows:
Transaction Exposure
The Canadian operations of the Company source the majority of its products and major components from the United States. Consequently, reported costs of inventory and the transaction prices charged to customers for equipment and parts are affected by the relative strength of the Canadian dollar. The Company also sells compression and processing packages in foreign currencies, primarily the U.S. dollar. Most of Enerflex’s international orders are manufactured in the United States if the contract is denominated in U.S. dollars. This minimizes the Company’s foreign currency exposure on these contracts.
The Company identifies and hedges all significant transactional currency risks. The Company has implemented a hedging policy, applicable primarily to the Canadian domiciled business units, with the objective of securing the margins earned on awarded contracts denominated in currencies other than Canadian dollars. In addition, the Company may hedge input costs that are paid in a currency other than the home currency of the subsidiary executing the contract.
Translation Exposure
The Company’s earnings from and net investment in foreign subsidiaries are exposed to fluctuations in exchange rates. The Company is also exposed to the translation risk of monetary items in their local currency to their functional currency. The currencies with the most significant impact are the U.S. dollar (“USD”), Australian dollar (“AUD”), and Brazilian real (“BRL”). Enerflex uses foreign currency borrowings to hedge against the exposure that arises from foreign subsidiaries that are translated to the Canadian dollar through a net investment hedge. As a result, foreign exchange gains and losses on the translation of US$621 million in designated foreign currency borrowings are included in accumulated other comprehensive income (loss) for the year ended December 31, 2023.
Assets and liabilities denominated in foreign currencies are translated into Canadian dollars using the exchange rates in effect at the reporting dates. Unrealized translation gains and losses are deferred and included in accumulated other comprehensive income. The cumulative currency translation adjustments are recognized in earnings when there has been a reduction in the net investment in the foreign operations.
Earnings from foreign operations are translated into Canadian dollars each period at average exchange rates for the period. As a result, fluctuations in the value of the Canadian dollar relative to these other currencies will impact reported net earnings. The following table shows the effect of a five percent weakening of the Canadian dollar against the U.S. dollar, Australian dollar, and Brazilian real on net earnings before tax for the year ended December 31, 2023, all else being equal. A five percent strengthening of the Canadian dollar would have an equal and opposite effect. This sensitivity analysis is provided as an indicative range in a volatile currency environment.

Canadian dollar weakens by five percent	USD	AUD	BRL
Earnings from foreign operations
Earnings before income taxes	$5,920	$28	$(1,726)

Sensitivity Analysis
The following sensitivity analysis is intended to illustrate the sensitivity to changes in foreign exchange rates on the Company’s financial instruments and show the impact on net earnings and other comprehensive income. Financial instruments affected by currency risk include cash and cash equivalents, accounts receivable, accounts payable, derivative financial instruments, and long-term debt. The following table shows the Company’s sensitivity to a five percent weakening of the Canadian dollar against the U.S. dollar, Australian dollar, and Brazilian real. A five percent strengthening of the Canadian dollar would have an equal and opposite effect. This sensitivity analysis relates to the position as at December 31, 2023 and for the year then ended.

Canadian dollar weakens by five percent	USD	AUD	BRL
Financial instruments held in foreign operations

Other comprehensive income	$12,446	$639	$246

Financial instruments held in Canadian operations

Earnings before income taxes	$(10,042)	$-	$-
The movement in net earnings before tax in Canadian operations is a result of a change in the fair values of financial instruments. The majority of these financial instruments are hedged.
With the ongoing devaluation of the Argentine peso (“ARS”), caused by high inflation, the Company is at risk for foreign exchange losses on its cash balances denominated in ARS. During the year ended December 31, 2023, the Company had foreign exchange losses in Argentina of $83 million. If the ARS weakens by five
percent, the Company could experience additional foreign exchange losses of $1 million. There is a risk of higher losses based on the further devaluation of the ARS. The Company will continue to explore its options to minimize the impact of future devaluation.
Interest Rate Risk
The Company’s liabilities include long-term debt that is subject to fluctuations in interest rates. The Company’s Notes outstanding at December 31, 2023 has a fixed interest rate and therefore the related interest expense will not be impacted by fluctuations in interest rates. Conversely, the Company’s Revolving Credit Facility and Term Loan are subject to changes in market interest rates.
For each
one
percent change in the rate of interest on the Revolving Credit Facility and Term Loan, the change in annual interest expense would be $3 million. All interest charges are recorded in the consolidated statements of loss as finance costs.
Credit Risk
Financial instruments that potentially subject the Company to credit risk consist of cash equivalents, short-term investments, accounts receivable, net investment in finance lease, and derivative financial instruments.
The Company manages its credit risk on cash and cash equivalents and short-term investments by investing in instruments issued by credit-worthy financial institutions and in short-term instruments issued by the federal government.
The Company has accounts receivable from clients engaged in various industries. These specific industries may be affected by economic factors that may impact accounts receivable. Credit quality of the customer is assessed based on an extensive credit rating scorecard and individual credit limits are defined in accordance with this assessment. Credit is extended based on an evaluation of the customer’s financial condition and, generally, advance payment is not required. Outstanding customer receivables are regularly monitored and an allowance for doubtful accounts is established based on expected credit losses.
The Company evaluates the concentration of risk at December 31, 2023 with respect to trade receivables as low, as its customers are located in several jurisdictions and industries and operate in largely independent markets. At December 31, 2023 and 2022, the Company had no individual customers that accounted for more than 10 percent of its revenue or accounts receivable. The maximum exposure to credit risk at the reporting date is the carrying value of each class of financial assets disclosed in this note. The Company does not hold collateral as security.
The credit risk associated with the net investment in finance leases arises from the possibility that the counterparties may default on their obligations. In order to minimize this risk, the Company enters into finance lease transactions only in select circumstances. Close contact is maintained with the customer over the duration of the lease to ensure visibility to issues as and if they arise.
The credit risk associated with derivative financial instruments arises from the possibility that the counterparties may default on their obligations. In order to minimize this risk, the Company enters into derivative transactions only with highly-rated financial institutions.

Liquidity Risk
Liquidity risk is the risk that the Company may encounter difficulties in meeting obligations associated with financial liabilities. In managing liquidity risk, the Company has access to a significant portion of its Revolving Credit Facility for future drawings to meet the Company’s requirements for investments in working capital and capital assets.

($ thousands)	December 31, 2023
Cash and cash equivalents	$126,089
Short-term investments	14,425
Total Revolving Credit Facility (US$700,000)	925,820
Less:
Drawings on the Revolving Credit Facility	314,705
Letters of Credit 1	137,982
Available for future drawings	$613,647
1
This represents the letters of credit that the Company has funded with the Revolving Credit Facility. Additional letters of credit of $48 million (US$36 million) are funded from the US$70 million LC Facility. Refer to Note 20 “Long-Term Debt” for more information.
The Company continues to meet the covenant requirements of its funded debt, including the Revolving Credit Facility, Term Loan and Notes. Senior secured net funded debt, defined as borrowings under the Revolving Credit Facility and Term Loan, net of cash, to EBITDA ratio is
0.7:1
, compared to a maximum ratio of
2.5:1
, and a net funded debt to EBITDA (“bank-adjusted net debt to EBITDA”) ratio of
2.3:1
, compared to a maximum ratio of
4.0:1
, and an interest coverage ratio of
4.2:1
compared to a minimum ratio of
2.5:1
. The interest coverage ratio is calculated by dividing the trailing
12-month
EBITDA, as defined by the Company’s lenders, by interest expense over the same timeframe.
A liquidity analysis of the Company’s financial instruments has been completed on a maturity basis. The following table outlines the cash flows, including interest associated with the maturity of the Company’s financial liabilities, as at December 31, 2023:

($ thousands)	Less than 3 months	3 months to 1 year	Greater than 1 year	Total
Derivative financial instruments

Foreign currency forward contracts	$596	$423	$-	$1,019

Accounts payable and accrued liabilities	561,120	-	-	561,120

Other current liabilities	7,936	-	-	7,936

Long-term debt – Revolving Credit Facility	-	-	314,705	314,705

Long-term debt – Term Loan	13,226	39,678	119,034	171,938

Long-term debt – Notes	-	-	826,625	826,625

Other long-term liabilities	-	-	18,070	18,070
The Company expects that cash flows from operations in 2024, together with cash and cash equivalents on hand, short-term investments, the Revolving Credit Facility and the Term Loan, will be more than sufficient to fund its requirements for investments in working capital and capital assets.